UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2022

 PING IDENTITY HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39056	81-2933383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 17th Street, Suite 100, Denver, CO		80202
(Address of principal executive offices)		(Zip Code)

(303)-468-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PING	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 3, 2022, the Board of Directors (the “Board”) of Ping Identity Holding Corp. (the Company”) increased the size of the Board from ten to eleven directors and appointed Anil Arora and Vikram Verma as members of the Board. Messrs. Arora and Verma will serve as Class III directors until the Company’s 2025 Annual Meeting of Shareholders and until such time as their successors are duly elected and qualified, or until their earlier death, resignation or removal. Messrs. Arora and Verma were also appointed to serve on the Compensation and Nominating Committee of the Board.

In connection with Messrs. Arora’s and Verma’s appointments, the Company will enter into its standard form of indemnification agreement with Messrs. Arora and Verma, the form of which was filed as Exhibit 10.8 to the Company’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”) on Form S-1 on August 23, 2019.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2022, the Company held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in the Company’s 2022 Proxy Statement and the related amendment filed with the SEC on March 21, 2022 and April 20, 2022, respectively. The final voting results for each of the proposals submitted to a vote of the shareholders are set forth below:

1.       Election of Class III Directors:

Name	For	Withheld	Broker Non-Votes
John McCormack	55,607,293	6,350,207	7,490,428
Yancey Spruill	59,553,362	2,404,138	7,490,428

2.       The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
69,352,298	38,141	57,489	N/A

3.       The approval, by an advisory vote, of the Company’s executive compensation (i.e., “say on pay proposal”):

For	Against	Abstain	Broker Non-Votes
52,602,055	5,950,107	3,405,338	7,490,428

4.       The approval of the Company’s 2022 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
56,110,021	5,699,393	148,086	7,490,428

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PING IDENTITY HOLDING CORP.

Date: May 6, 2022	By:	/s/ Shalini Sharma
	Name:	Shalini Sharma
	Title:	Chief Legal Officer